UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities and Exchange Act of 1934

Date of report (Date of earliest event reported):
February 17, 2011

EASTMAN CHEMICAL COMPANY
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-12626	62-1539359
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 South Wilcox Drive, Kingsport, TN	37662
(Address of Principal Executive Offices)	(Zip Code)

(423) 229-2000
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(d) -- Election of Director

The Board of Directors of Eastman Chemical Company on February 17, 2011 elected Brett D. Begemann as a director. Mr. Begemann serves in the class of directors for which the current term in office expires at the Company's Annual Meeting of Stockholders in 2013, and serves as a member of the Audit Committee, the Finance Committee, and the Health, Safety, Environmental and Security Committee of the Board of Directors.  The text of the Company’s release announcing the election of Mr. Begemann as a director is filed as Exhibit 99.01 to this Form 8-K and is incorporated herein by this reference.

Item 9.01(d) -- Exhibit

The following exhibit is filed pursuant to Item 9.01(d):

99.01 Text of Public Release by the Company on February 24, 2011 announcing election of Brett D. Begemann as a director.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EASTMAN CHEMICAL COMPANY
	By:	/s/ Scott V. King
	Name:	Scott V. King
	Title:	Vice President, Controller, and Chief Accounting Officer
Date: February 24, 2011